UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

Reinvent Technology Partners Y

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40216	98-1562265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Park Avenue, Floor 11
New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 457-1272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-eighth of one redeemable warrant	RTPYU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RTPY	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTPYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aurora Innovation, Inc. 2021 Equity Incentive Plan

On November 2, 2021, in connection with the Extraordinary General Meeting held on November 2, 2021 (the “Extraordinary General Meeting”), shareholders of Reinvent Technology Partners Y (“RTPY” and, after the Domestication (as defined below), “Aurora Innovation”) approved by ordinary resolution and adopted the Aurora Innovation, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which makes available for issuance thereunder a number of Class A common shares equal to (i) 120,900,000 shares, plus (ii) any shares subject to awards assumed in the Business Combination that are forfeited or otherwise expire after the Business Combination. In addition, the 2021 Plan includes an annual increase on the first day of each fiscal year beginning in fiscal 2022 and ending in fiscal 2031, equal to the lesser of (A) 120,900,000 shares,; (B) 5% of the total number of shares of all classes of Aurora Innovation common stock outstanding on the last day of the immediately preceding fiscal year; and (C) a lesser number of shares as determined by the 2021 Plan’s administrator. A summary of the 2021 Plan is included in RTPY’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex E to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

Extraordinary General Meeting of Shareholders

At the Extraordinary General Meeting, holders of 92,659,716 RTPY ordinary shares, which represented 75.83% of the ordinary shares outstanding and entitled to vote as of the record date of September 30, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the RTPY shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of July 14, 2021 (the “Merger Agreement”), by and among RTPY (which shall, in connection with the Business Combination (as defined below), be renamed “Aurora Innovation, Inc.”), RTPY Merger Sub Inc. (“Merger Sub”) and Aurora Innovation, Inc. (“Aurora”), a copy of which is attached to the Definitive Proxy as Annex A and RTPY’s Current Report on Form 8-K filed with the SEC on July 15, 2021 (the “BCA Proposal”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Aurora (the “Merger”), with Aurora surviving the Merger as a wholly owned subsidiary of Aurora Innovation, in accordance with the terms and subject to the conditions of the Merger Agreement. The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,370,770	3,748,788	3,540,158	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of RTPY’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,320,572	3,745,940	3,593,204	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between the Amended and Restated Memorandum and Articles of Association of RTPY (the “Cayman Constitutional Documents”) and the

proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Aurora Innovation:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized share capital of RTPY , which will be renamed “Aurora Innovation, Inc.” in connection with the Business Combination, from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 50,000,000,000 shares of Class A common stock, par value $0.00001 per share, of Aurora Innovation (the “Aurora Innovation Class A common stock”), 1,000,000,000 shares of Class B common stock, par value $0.00001 per share, of Aurora Innovation (the “Aurora Innovation Class B common stock” and, together with the Aurora Innovation Class A common stock, the “Aurora Innovation common stock”) and 1,000,000,000 shares of preferred stock, par value $0.00001 per share, of Aurora Innovation (the “Aurora Innovation preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,245,960	3,804,105	3,609,651	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of Aurora Innovation be authorized to issue any or all shares of Aurora Innovation preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the board of directors of Aurora Innovation and as may be permitted by the Delaware General Corporation Law (“DGCL”) (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,242,543	3,808,953	3,608,220	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that the board of directors of Aurora Innovation be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,258,280	3,798,986	3,602,450	N/A

Approval of Organizational Documents Proposal D

The shareholders approved that Delaware be the exclusive forum for certain stockholder litigation (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,300,154	3,758,375	3,601,187	N/A

Approval of Organizational Documents Proposal E

The shareholders approved a dual class common stock structure pursuant to which holders of Aurora Innovation Class A common stock will be entitled to cast one vote per share of Aurora Innovation Class A common stock and holders of shares of Aurora Innovation Class B common stock will be entitled to cast 10 votes per share of Aurora Innovation Class B common stock on each matter properly submitted to Aurora Innovation stockholders entitled to vote (“Organizational Documents Proposal E”). The voting results with respect to Organizational Documents Proposal E were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,334,314	5,705,299	3,620,103	N/A

Approval of Organizational Documents Proposal F

The shareholders approved all other changes in connection with the amendment and replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (1) changing the corporate name from “Reinvent Technology Partners Y” to “Aurora Innovation, Inc.”, (2) making Aurora Innovation’s corporate existence perpetual, (3) removing certain provisions related to the Company’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, and (4) being subject to the provisions of Section 203 of DGCL (“Organizational Documents Proposal F”). The voting results with respect to Organizational Documents Proposal F were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,290,947	3,804,085	3,564,684	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of Chris Urmson, Sterling Anderson, Michelangelo Volpi, Carl Eschenbach, Dara Khosrowshahi, Reid Hoffman, Brittany Bagley and James Andrew Bagnell, who, upon consummation of the Business Combination, will be the directors of Aurora Innovation (the “Director Election Proposal”).

The voting results with respect to the election of Chris Urmson were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Sterling Anderson were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Michelangelo Volpi were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Carl Eschenbach were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Dara Khosrowshahi were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Reid Hoffman were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of Brittany Bagley were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

The voting results with respect to the election of James Andrew Bagnell were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,282,990	3,768,656	3,608,070	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of Aurora Innovation common stock pursuant to the Merger Agreement and the PIPE Investment (as defined in the Merger Agreement), including to Aurora Stockholders and the PIPE Investors, and the potential issuance of RTPY ordinary shares or shares of Aurora Innovation common stock to Reinvent Sponsor Y LLC (the “Sponsor”), any affiliate of the Sponsor or any other person arranged by the Sponsor pursuant to the Sponsor Agreement, dated as of July 14, 2021, by and among the Sponsor, RTPY and Aurora, in each case as further described in the Definitive Proxy, be approved in all respects (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,285,658	3,759,237	3,614,821	N/A

Approval of the Incentive Award Plan Proposal

The shareholders approved by ordinary resolution, the Aurora Innovation Inc. 2021 Equity Incentive Plan (the “Incentive Award Plan Proposal”). The voting results with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,675,093	10,344,179	3,640,444	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,991,511	4,065,641	3,602,564	N/A

Item 8.01 Other Events

Though not guaranteed, RTPY expects to close the Business Combination on November 3, 2021, subject to the satisfaction or waiver of customary closing conditions, and for the Aurora Innovation Class A common stock and warrants to begin publicly trading on The Nasdaq Global Select Market under the new symbols “AUR” and “AUROW”, respectively, on November 4, 2021.

75,458,911 of the RTPY’s Class A ordinary shares were presented for redemption in connection with the Business Combination.

In accordance with the Merger Agreement, Aurora has agreed to waive the Minimum Cash Condition and the Maximum Redemption Condition (each, as defined in the Definitive Proxy) as conditions to the obligation of Aurora to consummate the Business Combination.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated as of November 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinvent Technology Partners Y

By:	/s/ Michael Thompson
Name:	Michael Thompson
Title:	Chief Executive Officer

Date: November 2, 2021